UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

PENN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing, PA 19610
(Address of principal executive offices) (Zip Code)

610-373-2400
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PENN Entertainment, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on June 6, 2023. At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s board of directors, approved the amendment to the Company’s 2022 Long Term Incentive Compensation Plan (the “2022 Amended Plan”). As a result of the amendment, an additional 7,000,000 shares of the Company’s common stock were made eligible for issuance under the 2022 Amended Plan, increasing the total number of shares of the Company’s common stock reserved for issuance to executive officers, non-employee directors and other employees, consultants and advisors of the Company and its subsidiaries, to 13,870,000.

A summary of the material features of the 2022 Amended Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2023. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2022 Amended Plan, a copy of which is incorporated by reference as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 6, 2023. There were present at the meeting, either in person or by proxy, holders of 126,928,183 shares of common stock.

1.	The following Class III Director nominees were elected to the Company’s Board of Directors to serve until the 2026 Annual Meeting of Shareholders. The votes cast for each nominee were as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Vimla Black-Gupta	105,651,971	2,348,890	18,927,322
Marla Kaplowitz	102,368,626	5,632,235	18,927,322
Jane Scaccetti	106,473,681	1,527,180	18,927,322
Jay Snowden	105,417,500	2,583,361	18,927,322

The term of office of each of David Handler, John Jacquemin, Barbara Shattuck Kohn, Ronald Naples, and Saul Reibstein, continued following the Annual Meeting.

2.	The results of the vote to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2023 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
126,571,979	246,222	109,982	0

3.	The results of the advisory vote on executive compensation of the Company’s Named Executive Officers for the 2022 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
97,134,462	10,705,026	161,373	18,927,322

4.	The results of the advisory vote on the frequency of the shareholder advisory vote to approve executive compensation paid to the Company’s named executive officers were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
106,064,769	107,639	1,658,741	169,712	18,927,322

The option of “one year” received the most votes cast on the advisory vote on the frequency with which the Company should hold a shareholder vote on the compensation of the Company’s named executive officers. After considering the results of the vote, the Company has determined to hold such votes on an annual basis until the next advisory vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

5.	The results of the vote to approve the amendment to the Company’s 2022 Long Term Incentive Compensation Plan to increase the number of authorized shares were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
85,087,760	22,706,814	206,287	18,927,322

* * *

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Penn Entertainment, Inc. 2022 Long Term Incentive Compensation Plan, As Amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 9, 2023	PENN ENTERTAINMENT, INC.

		By:	/s/ Harper Ko
Harper Ko
Executive Vice President, Chief Legal Officer and Secretary